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EXHIBIT 23.4



CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use of our report dated January 23, 1998, relating to the consolidated financial statements of Golden Isles Financial Holdings, Inc. included in the Registration Statement Amendment Number 4 to Form SB-2 and to the reference of our Firm under the caption "Experts" in the Registration Statement.



                         /s/ Mauldin & Jenkins, LLC

                         MAULDIN & JENKINS, LLC

April 29,1998
Albany, Georgia

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